Dreyfus Global Real Estate Securities Fund
Summary Prospectus March 1, 2016
Class Ticker A DRLAX C DGBCX I DRLIX Y DRLYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2016 (each as amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to maximize total return consisting of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 9 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.95	.95	.95	.95
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.69	.55	.08	.06
Total annual fund operating expenses	1.64	2.25	1.03	1.01
Fee waiver and/or expense reimbursement**	(.34)	(.20)	-	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.30	2.05	1.03	1.01

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
**The fund’s investment adviser, The Dreyfus Corporation, has contractually agreed, until March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of the fund's Class A, C, I and Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and 1.03%, respectively. On or after March 1, 2017, The Dreyfus Corporation may terminate this expense limitation at any time.

6593SP0316

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$1,031	$1,385	$2,380
Class C	$308	$684	$1,187	$2,569
Class I	$105	$328	$569	$1,259
Class Y	$103	$322	$558	$1,236

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$1,031	$1,385	$2,380
Class C	$208	$684	$1,187	$2,569
Class I	$105	$328	$569	$1,259
Class Y	$103	$322	$558	$1,236

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 55.84% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded equity securities of companies principally engaged in the real estate sector. The fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (REITs) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies. In selecting investments for the fund's portfolio, CenterSquare Investment Management, Inc. (CenterSquare), the fund's sub-investment adviser, uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. Generally, CenterSquare combines top-down real estate research and its relative value model securities valuation process. In conducting its bottom-up research, CenterSquare engages in an active analysis process that includes regular and direct contact with the companies in the fund's investable universe. These research efforts are supported with extensive sell side and independent research. Through the use of the proprietary relative value model, CenterSquare seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of leverage, growth rate, market capitalization and property type.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors

Dreyfus Global Real Estate Securities Fund Summary	2

or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in one or a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

The information below represents the performance of a predecessor fund for periods prior to September 13, 2008.

Dreyfus Global Real Estate Securities Fund Summary	3

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2009: 30.05% Worst Quarter Q4, 2008: -29.87%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class C and Y shares, periods prior to the inception date reflect the performance of the fund's Class A shares not reflecting the applicable sales charges for Class A shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class C shares for such periods would have been lower.

Average Annual Total Returns (as of 12/31/15)
Class (Inception Date)	1 Year	5 Years	Since Inception
Class A (12/29/06) returns before taxes	-5.99%	5.71%	1.01%
Class A (12/29/06) returns after taxes on distributions	-7.32%	4.47%	-0.07%
Class A (12/29/06) returns after taxes on distributions and sale of fund shares	-2.80%	4.18%	0.20%
Class C (9/13/08) returns before taxes	-1.97%	6.19%	1.11%
Class I (12/29/06) returns before taxes	0.02%	7.31%	2.03%
Class Y (7/1/13) returns before taxes	0.04%	6.87%	1.62%
FTSE EPRA/NAREIT Developed Index reflects no deduction for fees, expenses or taxes	0.05%	7.96%	1.93%*
*For comparative purposes, the value of the Index as of 12/31/06 is used as the beginning value on 12/29/06.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). The fund's sub-investment adviser is CenterSquare Investment Management, Inc., an affiliate of Dreyfus.

E. Todd Briddell and Dean Frankel are the fund's co-primary portfolio managers, positions they have held since June 2013 and December 2006, respectively. Mr. Briddell is the Chief Executive Officer and Chief Investment Officer of CenterSquare. Mr. Frankel is a Senior Portfolio Manager for CenterSquare.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state

Dreyfus Global Real Estate Securities Fund Summary	4

and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

Dreyfus Global Real Estate Securities Fund Summary	5

This page has been left intentionally blank.

Dreyfus Global Real Estate Securities Fund Summary	6